EXHIBIT 20

FOURTH AMENDED AND RESTATED JOINT FILING AGREEMENT

This Fourth Amended and Restated Joint Filing Agreement (this “Agreement”) amends and restates the Third Amended and Restated Joint Filing Agreement, dated December 16, 2020, by and among Invus, L.P., Invus Advisors, L.L.C., Invus Public Equities, L.P., Invus Public Equities Advisors, LLC, Invus C.V., Ulys, L.L.C., Mr. Raymond Debbane, Artal International S.C.A., Artal International Management S.A., Artal Group S.A., Westend S.A., Stichting Administratiekantoor Westend (the “Stichting”) and Mr. Pascal Minne.

We, the signatories of this statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us and on behalf of any affiliate of Invus, L.P. that executes a joinder hereto.

INVUS, L.P.

By: INVUS ADVISORS, L.L.C., its general partner

By:	/s/ Raymond Debbane
Name:	Raymond Debbane
Title:	President

INVUS PUBLIC EQUITIES, L.P.

By: INVUS PUBLIC EQUITIES ADVISORS, LLC, its general partner

By:	/s/ Raymond Debbane
Name:	Raymond Debbane
Title:	President

INVUS ADVISORS, L.L.C.

By:	/s/ Raymond Debbane
Name:	Raymond Debbane
Title:	President

INVUS PUBLIC EQUITIES ADVISORS, LLC

By:	/s/ Raymond Debbane
Name:	Raymond Debbane
Title:	President

ARTAL TREASURY LIMITED

By:	/s/ Keith Le Poidevin
Name:	Keith Le Poidevin
Title:	Director

ARTAL INTERNATIONAL S.C.A.

By: ARTAL INTERNATIONAL MANAGEMENT S.A., its managing partner

By:	/s/ Anne Goffard
Name:	Anne Goffard
Title:	Managing Director

ARTAL INTERNATIONAL MANAGEMENT S.A.

By:	/s/ Anne Goffard
Name:	Anne Goffard
Title:	Managing Director

ARTAL GROUP S.A.

By:	/s/ Anne Goffard
Name:	Anne Goffard
Title:	Authorized Person

WESTEND S.A.

By:	/s/ Anne Goffard
Name:	Anne Goffard
Title:	Managing Director

STICHTING ADMINISTRATIEKANTOOR WESTEND

By:	/s/ Anne Goffard
Name:	Anne Goffard
Title:	Attorney-in-Fact for Pascal Minne, Sole Member of the Board

PASCAL MINNE

By:	/s/ Anne Goffard
Name: Anne Goffard Title: Attorney-in-Fact for Pascal Minne

INVUS PARTNERS, LLC

By: ULYS, L.L.C., its managing member

By:	/s/ Raymond Debbane
Name:	Raymond Debbane
Title:	President

ULYS, L.L.C.

By:	/s/ Raymond Debbane
Name:	Raymond Debbane
Title:	President

RAYMOND DEBBANE

By:	/s/ Raymond Debbane

Dated:	January 5, 2021